Exhibit 99.1

Aaron's, Inc.
Statement on Vintage Capital Management Unsolicited Offer

ATLANTA, February 7, 2014- Aaron's, Inc. (NYSE: AAN), a leader in the sales and lease ownership and specialty retailing of residential furniture, consumer electronics, home appliances and accessories, today announced that the Aaron's Board of Directors has been informed of an unsolicited offer to acquire the Company. The Board of Directors will evaluate the offer in line with its fiduciary duties. The Company is not currently in discussions with any party regarding any offer to acquire the Company.
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